UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 31, 2005

Enesco Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Illinois	001-09267	04-1864170
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

225 Windsor Drive, Itasca, Illinois		60143
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	630-875-5300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On August 31, 2005, Enesco Group, Inc. entered into a ninth amendment to its existing U.S. credit facility, which is effective as of August 31, 2005. The amendment increases Enesco’s flexibility by resetting the minimum EBITDA covenant through the facility termination date, December 31, 2005, based on the Company’s reforecast and long-term partnership with Bank of America, as successor to Fleet National Bank, and LaSalle Bank.

The following entities were added as credit parties and guarantors under the credit facility: Enesco International (H.K.) Limited; and Enesco Holdings Limited, Enesco Limited, and Bilston & Battersea Enamels Limited. The definition of Borrowing Capacity was amended to add the accounts receivable of the Hong Kong subsidiary, and the accounts receivable and inventory of the U.K. subsidiaries. The advance rate on inventory decreased from 50% to 33% and is subject to an overall limitation, which decreased from $16.0 million to $12.5 million, and no more than $29.0 million of inventory and accounts receivable of Enesco’s U.K. subsidiaries can be included. The amendment lowered the amount of allowable cumulative capital expenditures through December 31, 2005. The Commitment and Maximum Borrowing Amounts also were increased to a total of $75.0 million, rather than a variable facility size of $50.0 million to $70.0 million.

The amendment to the credit facility is attached hereto as Exhibit 99.1 and the press release announcing the amendment is attached as Exhibit 99.2. Each is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Ninth Amendment to Second Amended and Restated Senior Revolving Credit Agreement dated as of August 31, 2005, by and among Enesco Group, Inc., Fleet National Bank and LaSalle Bank, N.A.

99.2 Press Release, dated August 31, 2005, announcing the ninth amendment to the credit facility.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enesco Group, Inc.

August 31, 2005	By:	/s/ Koreen A. Ryan

Name: Koreen A. Ryan
Title: General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Ninth Amendment to Second Amended and Restated Senior Revolving Credit Agreement dated as of August 31, 2005, by and among Enesco Group, Inc., Fleet National Bank and LaSalle Bank, N.A.
99.2	Press Release, dated August 31, 2005, announcing the ninth amendment to the credit facility.